UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2019

PIVOTAL INVESTMENT CORPORATION II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38971	83-4109918
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller

The Chrysler Building

405 Lexington Avenue, 11th Floor

New York, NY 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	PIC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	PIC	New York Stock Exchange
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	PIC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 11, 2019, the Registration Statement on Form S-1 (SEC File No. 333-232019) (the “Registration Statement”) relating to the initial public offering of units of Pivotal Investment Corporation II (the “Company”) was declared effective by the Securities and Exchange Commission (“SEC”).

On July 11, 2019, the Company entered into an Underwriting Agreement and various other agreements filed as exhibits to the Registration Statement. The Company also adopted an amended and restated certificate of incorporation. The material terms of such agreements and amended and restated certificate of incorporation are fully described in the Company’s final prospectus, dated July 11, 2019, as filed with the Securities and Exchange Commission on July 15, 2019. This Current Report on Form 8-K is being filed solely to file such executed agreements.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 is hereby incorporated by reference.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

1.1	Underwriting Agreement between the Company and Cantor Fitzgerald & Co. and BTIG, LLC, as representatives of the underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.4	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.

10.1	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company.

10.2	Registration Rights Agreement between the Company and the Company’s Initial Shareholders.

10.3	Subscription Agreement between the Company and the purchaser of Private Warrants.

10.4	Forward purchase contract.

99.1	Press Release, dated July 11, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2019

PIVOTAL INVESTMENT CORPORATION II

By:	/s/ Jonathan J. Ledecky
Name: Jonathan J. Ledecky
Title: Chief Executive Officer

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